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                                                                   EXHIBIT 10.55

                             SECOND MODIFICATION OF
                      AMENDED AND RESTATED CREDIT AGREEMENT
                               AND LOAN DOCUMENTS

         THIS SECOND MODIFICATION OF AMENDED AND RESTATED CREDIT AGREEMENT AND LOAN DOCUMENTS (the "Second Modification") is made and entered as of the 31st day of May, 2002, by and among CTI MOLECULAR IMAGING, INC., a Delaware corporation (the "New Borrower"); all Subsidiaries of CTI, Inc., as the Borrower, that are parties to the Credit Agreement as defined herein (collectively the "Guarantors"); and SUNTRUST BANK, a Georgia state bank ("SunTrust"), as administrative agent (in such capacity the "Administrative Agent") for the benefit of SunTrust; Bank of America, N.A., a national banking association ("Bank of America"); Fifth Third Bank, an Ohio state bank ("Fifth Third"); and National City Bank of Kentucky, a national banking association ("National City"), as Lenders (collectively the "Lenders"); and SunTrust as Issuing Bank.

                                    RECITALS:

         Pursuant to the terms of an Amended and Restated Credit Agreement, dated as of March 14, 2002, among CTI, Inc. ("CTI") as the Borrower, the Guarantors, the Lenders and SunTrust as Administrative Agent and Issuing Bank (the same may be amended, restated, supplemented, extended, renewed, replaced or otherwise modified from time to time, the "Credit Agreement"; except as otherwise defined herein, terms used herein and defined in the Credit Agreement shall be used herein as so defined), the Lenders have extended Loans to CTI and have agreed to purchase participations in Letters of Credit issued for the account of CTI, and the Issuing Bank will issue such Letters of Credit, all as more specifically described in the Credit Agreement. The Loans are evidenced by:
(a) a Revolving Credit Promissory Note in the principal amount of $40,000,000, executed by CTI and made payable to SunTrust (the "SunTrust Note"), (b) a Revolving Credit Promissory Note in the principal amount of $20,000,000, executed by CTI and made payable to Bank of America (the "Bank of America Note"), (c) a Revolving Credit Promissory Note in the principal amount of $15,000,000, executed by CTI and made payable to National City (the "National City Note"), and (d) a Revolving Credit Promissory Note in the principal amount of $15,000,000, executed by CTI and made payable to Fifth Third (the "Fifth Third Note").

         SunTrust has also extended to CTI a Swingline Loan in the amount of $10,000,000, pursuant to the terms of the Credit Agreement, and evidenced by a Swingline Note in the principal amount of $10,000,000 (the "Swingline Note").

         The SunTrust Note, the Bank of America Note, the National City Note, the Fifth Third Note, the Swingline Note, and the Letters of Credit are secured by:

                  (a) certain assets of CTI and the Subsidiaries, pledged pursuant to the terms of a Security Agreement, dated as of March 14, 2002 by and among CTI,


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                           certain Subsidiaries, and SunTrust as Administrative
                           Agent (the "Security Agreement"), with such assets including but not limited to certain Pledged Notes, Pledged Stock, and Ownership Interests, and with such assets being perfected by UCC-1 financing statement, numbered 102011485, and UCC-3 financing statements, numbered 102011481, 102011482, 102011483 and
                           102011484, filed with the Tennessee Secretary of State (the "Financing Statements");

                  (b) a Third Modification of Deed of Trust ("ACT Deed of Trust Modification"), by and between Advanced Crystal Technology, Inc. (ACT, Inc.) ("ACT") and SunTrust as Administrative Agent, encumbering certain property in Blount County, Tennessee and with such ACT Deed of Trust Modification being of record in Book 199, Page 899, in the Register's Office for Blount County, Tennessee; and

                  (c) a Patent and License Security Agreement, dated as of March 14, 2002, in which CTI pledges to SunTrust as Administrative Agent a security interest in certain patents and licenses of the Borrower (the "Patent Security Agreement").

         Upon CTI's request, the Lenders, SunTrust as Administrative Agent, the Issuing Bank and CTI entered into a First Modification of Amended and Restated Credit Agreement, dated as of April 4, 2002 (the "First Modification"), modifying the terms of the Credit Agreement to provide for certain liabilities of CTI associated with a private placement agreement between CTI and First Union Capital Partners.

         The Credit Agreement, the SunTrust Note, the Bank of America Note, the National City Note, the Fifth Third Note, the Swingline Note, the Letters of Credit, the Security Agreement, the ACT Deed of Trust Modification, the Patent Security Agreement and the First Modification, along with all other documents related to the extension of the Loans and the issuance of the Letters of Credit, are hereby collectively referred to as the "Loan Documents."

         On April 5, 2002, CTI filed a Form S-1 Registration Statement with the Securities and Exchange Commission in connection with a proposed initial public offering of common stock of CTI (the "IPO"). In connection with the IPO, CTI has determined that it is in CTI's best interest to enter into a merger with the New Borrower, with the New Borrower being the surviving Person of such merger. Therefore, CTI has requested that the Administrative Agent, the Issuing Bank and the Lenders consent to the merger of CTI with the New Borrower, with the New Borrower being the surviving Person of such merger; and the Administrative Agent, the Issuing Bank and the Lenders have agreed to consent to the merger between CTI and the New Borrower, upon the condition that the New Borrower and the Guarantors execute this Second Modification.

         NOW, THEREFORE, in consideration of the foregoing, the Loans extended pursuant to the terms of the Credit Agreement, the agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


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         1.       Merger of CTI and New Borrower; Substitution of the New
Borrower as Borrower. In connection with the IPO, CTI and the New Borrower have entered into a merger with the New Borrower being the surviving Person of such merger. The parties agree that, effective as of the date of such merger, the New Borrower is substituted for CTI as the Borrower under the Loan Documents as fully as if the New Borrower had executed the Loan Documents as the Borrower. The New Borrower hereby assumes all of the Obligations of the Borrower under the Loan Documents; hereby promises to pay to the order of the Lenders all amounts due under the SunTrust Note, the Bank of America Note, the National City Note, the Fifth Third Note, the Swingline Note and the Letters of Credit; and hereby promises and agrees to perform all obligations, covenants, and agreements of the Borrower under the Loan Documents as fully as if the New Borrower had executed the same as the Borrower.

         2. Financing Statement. The New Borrower hereby authorizes the Administrative Agent to prepare and file a new UCC-1 financing statement in the name of the New Borrower, to be filed in the State of Delaware to perfect all of the interests of the Administrative Agent and Lenders in and to the collateral of the New Borrower as described in the Security Agreement.

         3. Patent Security Agreement. The New Borrower hereby agrees to execute a modification of the Patent Security Agreement to reflect the merger of CTI and the New Borrower, with the New Borrower being the surviving Person of such merger.

         4. Organizational Documents. The New Borrower hereby agrees to deliver to the Administrative Agent, simultaneously with the execution of this Second Modification: (a) a copy of the corporate charter of the New Borrower, certified by the Delaware Secretary of State, (b) a copy of the by-laws of the New Borrower, and (c) a good standing certificate from the Delaware Secretary of State.

         5. Costs and Expenses. The New Borrower hereby agrees to reimburse the Administrative Agent, on demand, for all reasonable fees and expenses relating to this Second Modification and the terms hereof, including but not limited to filing or recording fees, reasonable attorneys' fees, and any other costs or expenses necessary to modify the Loan Documents and to perfect the security interests thereunder.

         6. Representations, Warranties and Covenants. The New Borrower hereby confirms that: (a) each of the representations and warranties of CTI contained in the Credit Agreement and any of the other Loan Documents are true and correct in all material respects as of the date hereof; and (b) the New Borrower is in compliance with each of the covenants of CTI contained in the Credit Agreement and any of the other Loan Documents as of the date hereof.

         7. Ratification and Other Terms. The New Borrower hereby ratifies and confirms all of the terms and conditions of the Credit Agreement and all of the Loan Documents as fully as if it had executed the same. All terms and conditions of the Credit Agreement and all Loan Documents shall remain unaltered and in full force and effect, unless otherwise modified in this Second Modification.


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         8.       Guarantors Consent. The Guarantors join in this Second
Modification to consent to the merger of the New Borrower with CTI, with the New Borrower being the surviving Person of such merger, and to consent to the substitution of the New Borrower for CTI as the Borrower under the Loan Documents.

         9. Chief Executive Office. The chief executive office of the New Borrower shall be located at 810 Innovation Drive, Knoxville, Tennessee 37922.

         10. Additional Documents. The New Borrower and the Guarantors agree to execute such additional documents, instruments and agreements as are reasonably required for the New Borrower to assume all of the Obligations of CTI under the Loan Documents and to preserve the security interests of the Administrative Agent, the Lenders and the Issuing Bank in and to the Collateral.

         11. Binding Effect; Governing Law. This Second Modification shall be binding upon and inure to the benefit of the New Borrower, the Guarantors, the Administrative Agent, the Issuing Bank, and the Lenders, and their respective successors, heirs and assigns. This Second Modification shall be governed by and construed in accordance with the laws of the State of Tennessee.

         12. Severability. In the event that any clause or provision of this Second Modification shall be held to be invalid by any court of competent jurisdiction, the invalidity of such clause or provision shall not affect any of the remaining provisions of this Second Modification.

         13. Counterparts. This Second Modification may be executed in counterparts and when executed by all of the parties shall constitute one and the same Second Modification.

         IN WITNESS WHEREOF, the parties have caused this Second Modification to be executed as of the date first above written.



                                       NEW BORROWER/BORROWER:



                                       CTI MOLECULAR IMAGING, INC.
                                       a Delaware corporation



                                       By:       /s/ David N. Gill
                                          --------------------------------------
                                       Name:        David N. Gill
                                            ------------------------------------
                                       Title:            CFO
                                             ----------------------------------


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                                       GUARANTORS:



                                       CTI PET SYSTEMS, INC.,
                                       a Tennessee corporation



                                       By:       /s/ Michael Templin
                                          --------------------------------------
                                       Name:     Michael Templin
                                            ------------------------------------
                                       Title:    CFO
                                             -----------------------------------



                                       CTI SERVICES, INC.,
                                       a Tennessee corporation



                                       By:        /s/ David N. Gill
                                          --------------------------------------
                                       Name:      David N. Gill
                                            ------------------------------------
                                       Title:     CFO
                                             -----------------------------------



                                       P.E.T.NET PHARMACEUTICALS, INC.,
                                       a Tennessee corporation



                                       By:       /s/ David N. Gill
                                          --------------------------------------
                                       Name:     David N. Gill
                                            ------------------------------------
                                       Title:    CFO
                                             -----------------------------------



                                       ADVANCED CRYSTAL TECHNOLOGY, INC.
                                       (ACT, INC.), a Tennessee corporation



                                       By:       /s/ David N. Gill
                                          --------------------------------------
                                       Name:     David N. Gill
                                            ------------------------------------
                                       Title:    CFO
                                             -----------------------------------


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                                       CTI GMBH, a German corporation



                                       By:       /s/ David N. Gill
                                          --------------------------------------
                                       Name:     David N. Gill
                                            ------------------------------------
                                       Title:    CFO
                                             -----------------------------------



                                       ADMINISTRATIVE AGENT:


                                       SUNTRUST BANK, as Administrative
                                       Agent



                                       By:         /s/ Scott C. Folsom
                                          --------------------------------------
                                       Name:       Scott C. Folsom
                                            ------------------------------------
                                       Title:      Group Vice President
                                             -----------------------------------


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